Exhibit 10.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) dated as of August 29, 2025 is executed by and among Equity Bancshares, Inc. (“EQBK”), a Kansas corporation and registered financial holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”), Frontier Holdings, LLC (“Frontier”), a Nebraska limited liability company and registered financial holding company under the BHCA, Brad S. Elliott (“Proxy Holder”), as proxy, and the Members of Frontier listed on the signature page to this Agreement (referred to herein individually as a “Member” and collectively as the “Members”). Terms with their initial letters capitalized and not otherwise defined herein have the meanings given them in the Reorganization Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, EQBK, Winston Merger Sub, Inc. (“Merger Sub”), a Nebraska corporation and wholly owned subsidiary of EQBK, and Frontier have entered into that certain Agreement and Plan of Reorganization, dated as of the date hereof (the “Reorganization Agreement”), providing for, among other things, EQBK’s acquisition of Frontier through the merger of Merger Sub with and into Frontier, with Frontier surviving the merger as a wholly owned subsidiary of EQBK (the “Merger”);

WHEREAS, the Reorganization Agreement provides that all of the issued and outstanding units of Frontier (the “Frontier Units”), other than Cancelled Units, will be exchanged for such consideration as set forth in the Reorganization Agreement;

WHEREAS, as a condition and inducement to EQBK’s willingness to enter into the Reorganization Agreement, each of the Members have agreed to vote their Frontier Units in favor of approval of the Reorganization Agreement and the transactions contemplated thereby; and

WHEREAS, EQBK is relying on the agreements set forth herein in incurring expenses in reviewing the business of Frontier and its wholly owned banking subsidiary, Frontier Bank, a Nebraska state bank with its principal office in Omaha, Nebraska (the “Bank”), in proceeding with the filing of applications for regulatory approvals, and in undertaking other actions necessary for the consummation of the Merger, and the Members are benefiting both from such expenditures by EQBK and by the terms of the Reorganization Agreement.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Frontier, EQBK, the Proxy Holder (as defined below), and the Members undertake, promise, covenant and agree with each other as follows:

AGREEMENT

1. Each Member, being the registered owner of the number of Frontier Units set forth below the Member’s name on the signature pages hereto (for each such Member, the “Units”), will vote, direct to vote, or act by consent with respect to:

(a)	the Units;

(b)	all Frontier Units the Member owns as of the record date of any meeting of the Members of Frontier or otherwise as of the date of such vote or consent; and

(c)

all Frontier Units the Member owns beneficially and has the power and authority to direct the voting thereof as of the record date of any meeting of the Members of Frontier or otherwise as of the date of such vote or consent

(clauses (a), (b) and (c), collectively, the “Proxy Units”), in favor of approval of the Merger and any other transactions contemplated by the Reorganization Agreement.

2. If Frontier conducts a meeting of or otherwise seeks approval of its Members with respect to any Acquisition Proposal (as defined in the Reorganization Agreement) or any other matter that may contradict this Agreement or the Reorganization Agreement or may prevent EQBK or Frontier from completing the Merger, then the Members will vote the Proxy Units against the approval of the Acquisition Proposal or otherwise act in the manner most favorable to completing the Merger and the transactions contemplated by the Reorganization Agreement.

3. Each Member shall not invite or seek any Acquisition Proposal, support (or publicly suggest that anyone else should support) any Acquisition Proposal that may be made, or ask the Frontier Board to consider, support or seek any Acquisition Proposal or otherwise take any action designed to make any Acquisition Proposal more likely. None of the Members shall meet or otherwise communicate with any Person that makes or is considering making an Acquisition Proposal or any representative of such Person after becoming aware that the Person has made or is considering making an Acquisition Proposal. Each Member shall promptly advise Frontier of each contact the Member or any of the Member’s representatives may receive from any Person relating to any Acquisition Proposal or otherwise indicating that any Person may wish to participate or engage in any transaction arising out of any Acquisition Proposal and will provide Frontier with all information EQBK requests that is available to the Member regarding any such Acquisition Proposal or possible Acquisition Proposal. Each Member will not make any claim or join in any litigation alleging that the Frontier Board is required to consider, endorse or support any Acquisition Proposal or to invite or seek any Acquisition Proposal. Each Member shall not take any other action that is reasonably likely to make consummation of the Merger less likely or to impair EQBK’s ability to exercise any of the rights granted by the Reorganization Agreement.

4. Each Member, severally, but not jointly, represents and warrants to EQBK that:

(a)

(i) Member owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of the Units free and clear of all liens or encumbrances, except for encumbrances on Units pledged as collateral to secure personal loans of the Member, and (ii) except pursuant hereto, the Frontier Operating Agreement and the Frontier member unit incentive plan, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Member is a party relating to the pledge, disposition or voting of any of the Units and there are no voting trusts or voting agreements with respect to the Units.

(b)

Member does not beneficially own any Frontier Units other than (i) the Units, (ii) any options, warrants or other rights to acquire any additional Frontier Units or any security exercisable for or convertible into Frontier Units, set forth on the signature page of this Agreement, and (iii) has the sole voting power over all of the Units.

(c)

Member has full power and authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully Member’s obligations hereunder (including the proxy described in Section 5 below). This Agreement has been duly and validly executed and delivered by Member and constitutes the legal, valid and binding obligation of Member, enforceable against Member in accordance with its terms.

(d)

None of the execution and delivery of this Agreement by Member, the consummation by Member of the transactions contemplated hereby or compliance by Member with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or law applicable to Member or to Member’s property or assets.

(e)

No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of Member is required in connection with the valid execution and delivery of this Agreement. No consent of Member’s spouse is necessary under any “community property” or other laws in order for Member to enter into and perform its obligations under this Agreement.

5. Each Member hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that Member or any other Person may have by virtue of, or with respect to, any Units owned by Member, as applicable.

6. In order to better effect the provisions of Section 1 and Section 2 of this Agreement, each Member hereby revokes any previously executed proxies and hereby constitutes and appoints Proxy Holder, with full power of substitution, his true and lawful proxy and attorney-in-fact (the “Proxy Holder”) to vote at any meeting of the Members of Frontier all of the Proxy Units in favor of the approval of the Merger and any other transactions contemplated by the Reorganization Agreement (including the termination of any voting trusts, voting agreements, members’ agreements or similar arrangements other than this Agreement), with such modifications to the Reorganization Agreement as the parties thereto may make; but this proxy will not apply with respect to any vote on approval of the Merger contemplated by the Reorganization Agreement if the Reorganization Agreement is modified so as to (i) reduce the amount of consideration or the form of consideration to be received by the Member or (ii) materially alter the tax consequences of the receipt thereof under the Reorganization Agreement in its present form. This proxy shall be limited strictly and solely to the power and authority to vote the Proxy Units in the manner and for the purpose set forth in Sections 1 and 2 of this Agreement and shall not extend to any other matters.

7. Each Member hereby covenants and agrees that until this Agreement is terminated in accordance with its terms, each Member will not, and will not agree to, without the consent of EQBK, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate, cause to be redeemed or otherwise dispose of (any such transaction, a “Transfer”) any of the Units or grant any proxy or interest in or with respect to any Units or deposit any such Units into a voting trust or enter into another voting agreement or arrangement with respect to such Units except as contemplated by this Agreement. Any attempted Transfer of Units or any interest therein in violation of this Section shall be null and void. This Section shall not prohibit a Transfer of the Units to any member of Member’s immediate family, to another Member, to a trust for the benefit of Member or any member of Member’s immediate family, or upon the death of Member; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to EQBK, to be bound by all of the terms of this Agreement.

8. Proxy Holder, by his execution below, agrees to (A) vote all of the Members’ Proxy Units at any meeting of the Members of Frontier, in favor of the approval of the Merger and any other transactions contemplated by the Reorganization Agreement (including the termination of any prior voting trusts, voting agreements, members’ agreements or similar arrangements other than this Agreement), with such modifications to the Reorganization Agreement as the parties thereto may make; but this proxy will not apply with respect to any vote on approval of the Merger contemplated by the Reorganization Agreement if the Reorganization Agreement is modified so as to (i) reduce the amount of consideration or the form of consideration to be received by the Member or (ii) materially alter the tax consequences of the receipt thereof under the Reorganization Agreement in its present form and (B) in the event of an Acquisition Proposal, to vote all of the Members’ Proxy Units at any meeting of the Members of Frontier, against the approval of the Acquisition Proposal or otherwise act in the manner most favorable to completing the Merger and the transactions contemplated by the Reorganization Agreement.

9. Each Member acknowledges that EQBK and Frontier are relying on this Agreement in incurring expenses in connection with EQBK’s reviewing Frontier and the Bank’s business, in Frontier’s cooperation with EQBK’s preparation of a proxy statement and Registration Statement on Form S-4, in EQBK’s proceeding with the filing of applications for regulatory approvals, and in their undertaking other actions necessary for completing the Merger and that THE PROXY GRANTED HEREBY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, INCLUDING TO THE EXTENT APPLICABLE, SECTION 21-264 OF THE MBCA. The Members and Frontier acknowledge that the performance of this Agreement is intended to benefit EQBK.

10. This Agreement shall remain in effect until the earlier to occur of (a) the termination of the Reorganization Agreement, as it may be amended or extended from time to time, pursuant to the terms and conditions contained therein, or (b) completion of the transactions contemplated by the Reorganization Agreement.

11. Proxy Holder may, in his sole discretion, appoint a substitute proxy to act as Proxy Holder under this Agreement; provided, that any substitute proxy shall agree in writing to be bound by the terms and conditions of this Agreement. In the event of the death, disability or incapacity of Proxy Holder, EQBK, in its sole discretion, may appoint a substitute proxy to act as Proxy Holder under this Agreement.

12. The vote of the Proxy Holder will control in any conflict between his vote of the Proxy Units and a vote by the substitute proxy holder or the Members of the Proxy Units, and Frontier agrees to recognize the vote of the Proxy Holder instead of the vote of substitute proxy holder or the Members if the substitute proxy holder or the Members do not vote in accordance with Sections 1 and 2 of this Agreement.

13. This Agreement may be amended, modified or supplemented with respect to a particular Member only by an instrument in writing executed by EQBK, Frontier and that Member. Any such amendment, modification or supplement shall only apply to the Member(s) executing such written agreement and this Agreement will remain in full force and effect with respect to Members who do not execute such written agreement.

14. For the convenience of the parties hereto, this Agreement may be signed in multiple counterparts, each of which will be deemed an original, and all counterparts hereof so signed by the parties hereto, whether or not such counterpart will bear the execution of each of the parties hereto, will be deemed to be, and is to be construed as, one and the same Agreement. An email or electronic scan in “PDF” format of a signed counterpart of this Agreement will be sufficient to bind the party or parties whose signature(s) appear thereon.

15. This Agreement, the Reorganization Agreement and the other agreements, documents, schedules and instruments signed and delivered by the parties to each other at the Closing are the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto.

16. Any and all notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date of this Agreement by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by U.S. mail or (except in the case of payments) by email, at the respective addresses or transmission numbers set forth below and is deemed delivered (a) in the case of personal delivery or email, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) Business Days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of an overnight courier service, one (1) Business Day after delivery to such courier service with and instructions for overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section. All communications must be in writing and addressed as follows:

IF TO FRONTIER OR THE MEMBERS:

David E. Rogers

Chairman

Frontier Holdings, LLC

13333 California Street, Suite 100

Omaha, Nebraska 68154

Email: drogers@frontier.bank

WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

Lowell W. Harrison

Fenimore Kay Harrison LLP

812 San Antonio Street, Suite 600

Austin, TX 78701

Email: LHarrison@fkhpartners.com

IF TO EQBK OR PROXY HOLDER:

Brad S. Elliott

Chairman and Chief Executive Officer

Equity Bancshares, Inc.

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

Email: brade@equitybank.com

WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

Michael G. Keeley

Norton Rose Fulbright US LLP

2200 Ross Avenue, Suite 3600

Dallas, Texas 75201-7932

Email: mike.keeley@nortonrosefulbright.com

17. THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW THAT WOULD APPLY THE LAW OF A DIFFERENT JURISDICTION. VENUE FOR ANY CAUSE OF ACTION BETWEEN THE PARTIES TO THIS AGREEMENT WILL LIE IN DOUGLAS COUNTY, NEBRASKA. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

18. All of the terms, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors, representatives and permitted assigns. No party to this Agreement may assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties, and any purported assignment made or attempted in violation of this Section shall be null and void. Nothing contained in this Agreement, express or implied, is intended to confer upon any Persons, other than the parties hereto or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

19. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) this Agreement is to be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and (c) there will be added automatically as a part of this Agreement a provision mutually agreed to which is similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

20. Each of the parties hereto acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages if any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party will be entitled to temporary and/or permanent injunction or injunctions which a court of competent jurisdiction concludes is justified to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EQUITY BANCSHARES, INC.

By:
Name: Brad S. Elliott
Title: Chairman and Chief Executive Officer

PROXY HOLDER:

Brad S. Elliott

FRONTIER HOLDINGS, LLC

By:
Name: David E. Rogers
Title: Chairman

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MEMBERS

[_____]

By:
Its:
Number of Units: [_____]